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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated April 15, 1997 on our audits of the consolidated financial statements and consolidated financial statement schedules of PICO Holdings, Inc.


                              /s/ COOPERS & LYBRAND L.L.P.

San Diego, California
September 30, 1997

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